Ultra Series Fund
Supplement dated November 4, 2015 to the Prospectus
and Statement of Additional Information dated May 1, 2015

This Supplement dated November 5, 2015 amends the Prospectus and the Statement of Additional Information of the Ultra Series Fund dated May 1, 2015 as supplemented October 19, 2015.
Money Market Fund and Small Cap Fund

On November 4, 2015, the Board of Trustees of the Small Cap Fund and the Money Market Fund (each a “Fund,” and together the “Funds”), which are each series of the Ultra Series Fund (the “Trust”), determined that it is in the best interest of the Funds and their shareholders to close and liquidate the Funds. Accordingly, the Board authorized the Trust to enter into plans of liquidation (the “Plans”) for the Funds to accomplish this goal. It is anticipated that all outstanding shares of the Funds will be redeemed and the Funds will discontinue operations on or about Friday, February 12, 2016, pursuant to the Plans. Any shareholder remaining in either Fund on this date will receive a liquidation distribution equal to the shareholder’s proportionate interest in the remaining net assets of such Fund. Until such date, each Fund’s shares will continue to be offered for purchase and redemption.

As part of the planned liquidation, the portfolio managers of each Fund will attempt to liquidate the Fund’s assets in an orderly manner commencing as early as February 4, 2016. As a result, each Fund’s normal exposure to its respective investment will be reduced after this date, and eventually eliminated, and shareholders should not expect such Fund to achieve its stated investment objectives.

If you have any questions regarding the closing of the Funds as it relates to your variable annuity and variable life contracts, please contact CMFG Life Insurance Company at 1-800-798-5500.

Keep this Supplement with your records.